LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED FEBRUARY 6, 2019

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2018 OF

LEGG MASON DEVELOPED ex-US DIVERSIFIED CORE ETF (DDBI)

LEGG MASON EMERGING MARKETS DIVERSIFIED CORE ETF (EDBI)

LEGG MASON US DIVERSIFIED CORE ETF (UDBI)

The Board of Trustees of Legg Mason ETF Investment Trust on behalf of Legg Mason Developed ex-US Diversified Core ETF, Legg Mason Emerging Markets Diversified Core ETF and Legg Mason US Diversified Core ETF (the “funds”) has approved proposals to terminate and liquidate the funds. Proceeds of the liquidation are currently expected to be sent to shareholders on or about March 22, 2019 (the “Liquidation Date”). Before that date, the assets of the funds will be liquidated at the discretion of fund management and each fund will cease to pursue its investment objective.

Effective as of the close of business on March 6, 2019, the funds will no longer accept orders for the purchase of Creation Units. It is expected that the funds will cease trading on NASDAQ on or about March 15, 2019. During the period between the date that a fund ceases trading and the Liquidation Date, because the funds’ shares will no longer trade on NASDAQ, it is not anticipated that there will be a market for the purchase or sale of a fund’s shares.

In connection with the liquidations, any shares of a fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. After payment (or setting aside for later payment) of the fund’s obligations, shareholders who remain in the fund until the Liquidation Date will receive liquidation distribution(s) based on the current aggregate net asset value of the shares of the fund that such shareholder then holds. The funds may or may not, depending upon each fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments.

Shareholders of each fund may sell their shares of the fund on NASDAQ until the market close on the date a fund ceases trading, and may incur customary transaction fees from their broker-dealer in connection with such sales.

For taxable shareholders the automatic redemption of shares of the funds on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on NASDAQ until the market close on the date a fund ceases trading, to the extent that a shareholder wishes to realize any such gains or losses prior thereto. See “Dividends, other distributions and taxes” in the funds’ Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidations.

Please retain this supplement for future reference.

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